Exhibit 99
OM GROUP, INC.
2002 Stock Incentive Plan
1. Purpose
     The purpose of the Plan is to advance the long-term interests of OM Group, Inc. by (i) motivating executive personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the shareholders of the Corporation through the ownership and performance of the Common Stock of the Corporation, and (iii) permitting the Corporation to attract and retain directors and executive personnel upon whose judgment the successful conduct of the business of the Corporation largely depends. Toward this objective, the Committee may grant stock options and restricted stock awards to Key Employees of the Corporation and its Subsidiaries, and shall grant stock options to non-employee directors of the Corporation, on the terms and subject to the conditions set forth in the Plan.
2. Definitions
     2.1 “Administrative Policies” means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.
     2.2 “Award” means any form of stock option or restricted stock granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.
     2.3 “Award Agreement” means a written agreement with respect to an Award between the Corporation and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.
     2.4 “Board” means the Board of Directors of the Corporation.
     2.5 “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported (assuming such event has not been “previously reported”) in response to Item 6(e) of schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, a Change in Control shall be deemed to have occurred at such time after January 1, 1992 as (i) any “person” within the meaning of Section 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Corporation’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
     2.6 “Change in Control Price” means the higher of (i) the mean of the high and low trading prices for the Corporation’s Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.
     2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     2.8 “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Section 3 hereof.
     2.9 “Common Stock” means Common Stock, par value $.01, of the Corporation.
     2.10 “Corporation” means OM Group, Inc.
     2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.12 “Key Employee” means an employee of the Corporation or a Subsidiary who holds a position of responsibility in a managerial, administrative or professional capacity, and whose performance, as determined by the

Committee in the exercise of its sole and absolute discretion, can have a significant effect on the growth, profitability and success of the Corporation.
     2.13 “Participant” means any individual to whom an Award has been granted by the Committee under this Plan.
     2.14 “Plan” means the OM Group, Inc. 2002 Stock Incentive Plan.
     2.15 “Stock Exchange” means the New York Stock Exchange or, if the Common Stock is no longer traded on the New York Stock Exchange, such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other exchange is both reliable and reasonably accessible.
     2.16 “Subsidiary” means a corporation or other business entity in which the Corporation directly or indirectly has an ownership interest of fifty-one percent or more.
3. Administration
     The Plan shall be administered under the supervision of the Committee composed of not less than two directors each of whom shall be deemed to be “a Non-Employee Director” under Rule 16b-3 of the Exchange Act or any subsequent rule or act.
     Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chief Executive Officer or the Secretary of the Corporation. A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to construe and interpret the Plan, any Award Agreement entered into hereunder and to establish, amend and rescind Administrative Policies for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.
     In addition, in order to enable Key Employees who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, Administrative Policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.
4. Eligibility
     Any Key Employee or non-employee director of the Corporation is eligible to become a Participant in the Plan.
5. Shares Available
     (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 14 and 15 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan shall be 1,400,000. Notwithstanding the foregoing, (i) at no time shall the number of shares available for grant (whether in the form of restricted stock or stock options) in any calendar year to any one person exceed 200,000 and (ii) at no time shall the total number of restricted stock Awards granted under the Plan exceed 280,000 shares.
     (b) For purposes of calculating the number of shares of Common Stock deemed to be granted hereunder during any calendar year, each Award, whether denominated in stock options, or restricted stock, shall be deemed to be a grant of a number of shares of Common Stock equal to the number of shares represented by the stock options or shares of restricted stock set forth in the Award, provided, however, in the case of any Award as to which the exercise of one right nullifies the exercisability of another, the number of shares deemed to have been granted shall be the maximum number of shares (and/or cash equivalents) that could have been acquired upon the maximum exercise or settlement of the Award.

     (c) For purposes of calculating the number of shares available for re-grant in any year, the portion of any Award that has been settled by the payment of cash or the issuance of shares of Common Stock, or a combination thereof, shall not be available for re-grant under the Plan, irrespective of the value of the settlement or the method of its payment. The settlement of an Award shall not be deemed to be the grant of an Award hereunder.
6. Term
     The Plan shall become effective as of January 1, 2002, subject to approval of the Plan by the Corporation’s stockholders at the 2002 annual meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Corporation’s stockholders. The Plan shall continue in effect for 10 years, unless sooner terminated by the Board, at which time all outstanding Awards shall remain outstanding in accordance with their applicable terms and conditions.
7. Participation
     The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan’s purposes and the Committee shall determine the type or types of Awards to be made to the Participant. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.
8. Stock Options
     (a) Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-statutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.
     (b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable prior to the expiration of one year from the date of grant (except as provided in Section 22 hereof) or be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option’s grant subject to adjustment as provided in Sections 14 or 15 hereof.
     (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Incentive Stock Options shall be granted only to full time employees of the Corporation and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of Section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of a parent or subsidiary of the Corporation, shall have an option exercise price that is at least one hundred ten percent of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.
     (d) Additional Terms and Conditions. The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, on any stock option Award, provided they are not inconsistent with the Plan.
     (e) Payment. Upon exercise, a participant may pay the option exercise price of a stock option in cash or shares of Common Stock or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9. Restricted Stock Awards
     (a) Grants. Awards may be granted in the form of restricted stock Awards. Restricted stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.
     (b) Award Restrictions. Restricted stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on vesting, forfeiture, transferability, requirements of continued employment or individual performance or the financial performance of the Corporation; provided, however, no vesting period shall be less than one year from the date of grant (except as provided in Section 22 hereof). The Committee may modify, or accelerate the termination of, the restrictions applicable to a restricted stock Award under such circumstances as it deems appropriate.
     (c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.
     (d) Evidence of Award. Any restricted stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.
     (e) Performance Criteria. In the event that restricted stock Awards are granted subject to the financial performance of the Corporation, such restricted stock Awards shall be earned upon the satisfaction of such performance targets related to such performance periods as are established by the Committee at the time of grant. The Committee may establish performance targets in terms of any or all of the following: sales, sales growth, gross margins, operating profit, operating profit growth, net income, net income growth, earnings per share, growth in earnings per share, EBITDA, cash flow per share, total stockholder returns, return on equity, return on invested capital, return on net assets employed, common stock price or common stock price appreciation. Performance targets may utilize various combinations of or changes in any of the forgoing measures, or may utilize any one or more of the above measures as relates to an identified business or segment of the Corporation’s operations or as relates to the performance of the Corporation as compared to other entities. Performance targets applicable to restricted stock Awards may vary from Award to Award and from Participant to Participant. When determining whether performance targets have been attained, the Committee shall have the discretion to make adjustments to take into account extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Corporation’s financial statements, provided such adjustments are made in a manner consistent with Section 162(m) of the Code (to the extent applicable). Restricted stock Awards made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and the Committee shall interpret the terms of such Awards in a manner consistent with that intent to the extent appropriate.
10. Payment of Awards
     Except as otherwise provided herein, Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. Further, the terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee.
11. Dividends and Dividend Equivalents
     If an Award is granted in the form of a restricted stock Award, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest or be reinvested into additional shares of Common Stock.

12. Termination of Employment
     The Committee shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Corporation or Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Subsidiary.
13. Assignment and Transfer
     Unless the Committee otherwise determines, the rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.
14. Adjustments Upon Changes in Capitalization
     In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the shares issuable pursuant to then outstanding Awards shall be appropriately adjusted by the Committee whose determination shall be final.
15. Extraordinary Distributions and Pro-Rata Repurchases
     In the event the Corporation shall at any time when an Award is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a Pro-Rata Repurchase of Common Stock (as hereinafter defined), the Committee shall consider the economic impact of the Extraordinary Distribution or Pro-Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances. The determination of the Committee shall, subject to revision by the Board of Directors, be final and binding upon all Participants.
     (a) As used herein, the term “Extraordinary Distribution” means any dividend or other distribution of
     (x) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all Pro-Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro-Rata Repurchases which is in excess of the Fair Market Value of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution or
     (y) any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of any Subsidiary of the Corporation), or any combination thereof.
     (b) As used herein “Pro-Rata Repurchase” means any purchase of shares of Common Stock by the Corporation or any Subsidiary thereof, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares of the Corporation or any Subsidiary thereof made in open market transactions shall be deemed a Pro-Rata Repurchase.
16. Withholding Taxes
     The Corporation or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

17. Noncompetition Provision
     Unless the Award Agreement specifies otherwise, a Participant shall forfeit all unexercised unearned Awards if (i) in the opinion of the Committee, the Participant, without the written consent of the Corporation, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Corporation or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is detrimental to the best interests of the Corporation.
18. Regulatory Approvals and Listings
     Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates of Common Stock evidencing restricted stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Corporation shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the Stock Exchange, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.
19. No Right to Continued Employment or Grants
     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or if granted an Award in any year, to receive Awards in any subsequent year.
20. Amendment
     The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan including altering the exercise price so as to reduce the purchase price payable for shares under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in Section 15), or (c) materially modify the requirements as to eligibility for participation in the Plan.
21. Governing Law
     The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, except as preempted by applicable Federal law.
22. Change in Control
     (a) Stock Options. In the event of a Change in Control, options not otherwise exercisable at the time of a Change in Control shall become fully exercisable upon such Change in Control.
     (b) Restricted Stock Awards. In the event of a Change in Control, all restrictions previously established with respect to restricted stock Awards will conclusively be deemed to have been satisfied. Participants shall be entitled to have issued to them the shares of Common Stock described in the applicable Award Agreements, free and clear of any restriction or restrictive legend, except that if upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall make payment to Participants in cash in an amount equal to the Change in Control Price of the Common Stock that otherwise would have been issued.
     (i) Such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and
     (ii) After the payment provided for in (i) above, Participants shall have no further rights under restricted stock Awards outstanding at the time of such Change in Control of the Corporation.

     (c) Directors’ Stock Options. Directors’ Stock Options not otherwise exercisable at the time of a Change in Control shall become fully exercisable upon such Change in Control; provided, however, that options shall not become exercisable under this provision prior to the expiration of six months from the date of grant.
     (i) The Corporation shall make payment to Directors with respect to Options in cash in an amount equal to the appreciation in the value of the Option from the option exercise price specified in the Award Agreement to the Change in Control Price;
     (ii) Such cash payments to Directors shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and
     (iii) After the payment provided for in (i) above, Directors shall have no further rights under Options outstanding at the time of such Change in Control.
     (d) Miscellaneous. Upon a Change in Control, no action shall be taken which would adversely affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or to which he may become entitled as a result of such Change in Control.
23. No Right, Title, or Interest In Corporation Assets
     No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name except, in the case of restricted stock Awards, to the extent such rights are granted to the Participant under Section 9(c) hereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.
24. Payment by Subsidiaries
     Settlement of Awards to employees of Subsidiaries shall be made by and at the expense of such Subsidiary. Except as prohibited by law, if any portion of an Award is to be settled in shares of Common Stock, the Corporation shall sell and transfer to the Subsidiary, and the Subsidiary shall purchase, the number of shares necessary to settle such portion of the Award.